AMENDMENT No. 1
                                     To The
                                 SAN JUAN UNIT 4
                      PURCHASE AND PARTICIPATION AGREEMENT
                                     Between
                      Public Service Company of New Mexico
                                       and
                         The City of Anaheim, California

1.0      PARTIES

         This Amendment No. 1 to the San Juan Unit 4 Purchase and Participation Agreement ("Amendment No. 1") is made and entered into this 27th day of October 1999, by and between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM") and THE CITY OF ANAHEIM, CALIFORNIA, a municipal corporation organized under the laws of the State of California ("Anaheim"), hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties."

2.0      RECITALS

         This Amendment No. 1 is made with reference to the following facts, among others:

         2.1 The San Juan Unit 4 Purchase and Participation Agreement (the "PPA") was entered into by the Parties as of April 26, 1991. The PPA provides for the sale by PNM and the purchase by Anaheim of a 10.04 percent undivided ownership interest in San Juan Unit 4 and associated common facilities, supplies and inventories and the operation thereof by PNM as Operating Agent of the San Juan Project.

         2.2 PNM and Tucson Electric Power Company ("TEP") only are parties to the San Juan Project Co-Tenancy Agreement (the "Co-Tenancy Agreement") and the San Juan Project Operating Agreement (the "Operating Agreement").


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         2.3 The  Co-Tenancy  Agreement  and the Operating  Agreement  have been previously amended by action of PNM and TEP, through and including Amendments Number 1 through Number 10 to the Co-Tenancy Agreement and the Operating Agreement.

         2.4 The San Juan Project Construction Agreement was terminated in 1995 by action of PNM and TEP.

         2.5 PNM, TEP, Century Power Company, Southern California Public Power Authority ("SCPPA"), the City of Farmington, New Mexico ("Farmington"), M-S-R Public Power Agency ("M-S-R"), the Incorporated County of Los Alamos, New Mexico ("Los Alamos") and Anaheim entered into the San Juan Project Designated Representative Agreement ("DR Agreement") as of April 29, 1994, for the purpose of complying with the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by Utah Associated Municipal Power Systems ("UAMPS") and Tri-State Generation and Transmission Association, Inc. ("Tri-State") at the time of their respective purchases of ownership interests in the San Juan Project.

         2.6 The owners of the San Juan Project, including PNM and Anaheim, have negotiated a San Juan Project Participation Agreement among PNM, TEP,
Farmington, M-S-R, Los Alamos, SCPPA, Anaheim, UAMPS and Tri-State (the "Participation Agreement") to amend, restate and replace in their entirety the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.

         2.7 The Participation Agreement will, upon its effective date, provide Anaheim with all the rights, privileges and obligations of a "Participant," as that term is defined in the Participation Agreement, and is intended to supersede the rights, privileges and obligations of Anaheim as a "Unit Participant," as that term is defined in the Operating Agreement.


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         2.8 The Parties desire to amend the PPA to make the PPA consistent with the Participation Agreement.

         NOW, THEREFORE, based on the foregoing recitals and in consideration of the mutual promises, terms and covenants of this Amendment No. 1, the Parties hereby agree as follows:

3.0      TERM AND TERMINATION

         3.1 This Amendment No. 1 shall become effective as of the date on which the Participation Agreement becomes effective.

         3.2 Section 1 of the PPA is amended to read in its entirety as follows:

               1.1 This  Agreement  shall  become  effective  on the  date  (the
            "Effective Date") it is executed by both PNM and Anaheim and shall, unless terminated earlier by the Parties, remain in effect until July 1, 2022; provided, however, that if the term of the San Juan Project Participation Agreement, dated as of ________________, 1999 (the "Participation Agreement") is extended, the term of this Agreement shall be extended, without further action of the Parties, so that the terms of this Agreement and of the Participation Agreement shall be coterminous.

4.0      CHANGES IN REFERENCES TO CO-TENANCY AGREEMENT
         AND OPERATING AGREEMENT

         4.1 Section 7 of the PPA is hereby amended to read in its entirety as follows:

               7.1 Participation Agreement. Except as otherwise provided in this
            Agreement, the rights and obligations of the Parties with respect to the San Juan Project are as set forth in the Participation Agreement. Any reference in this Agreement to any provision of the San Juan Project Agreements shall be deemed to be a reference to the corresponding or successor provision of the Participation Agreement.

               7.2 PNM/Anaheim  Relationship.  The relationship  between PNM and
            Anaheim with respect to Unit 4 shall be governed by this Agreement and the Interconnection Agreement. As between PNM and Anaheim, where a specific provision of this Agreement is in conflict with a provision in one or more of the San Juan Project Agreements, the provisions of this Agreement shall govern.


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         4.2 Except as otherwise  provided herein,  the Participation  Agreement shall be applicable to all aspects of Anaheim's ownership interest in San Juan Unit 4.

5.0      FINANCING

         5.1      Section 10.3 of the PPA is hereby deleted in its entirety.

6.0      PNM AS OPERATING AGENT

         6.1 Section 11 of the PPA is hereby amended to read in its entirety as follows:

               11.1 Anaheim  recognizes that PNM is the Operating Agent, as that term is defined in Section 5.31 of the Participation Agreement, as of the effective date of the Participation Agreement.

               11.2 PNM's  responsibilities  as  Operating  Agent to Anaheim are described in Section 28 of the Participation Agreement.

7.0      APPLICABILITY OF CERTAIN PROVISIONS OF CO-TENANCY AGREEMENT

         7.1      Section 12 of the PPA is hereby deleted in its entirety.

8.0 ENTITLEMENT TO AND SCHEDULING OF POWER AND ENERGY 8.1 Section 13.1 of the PPA is hereby deleted in its entirety.

9.0      START-UP AND AUXILIARY POWER

         9.1 Section 14 of the PPA is hereby amended to read in its entirety as follows:

               14.1 The  provisions  of this  Section 14 shall  apply  after the
            Closing Date. Each Party shall be obligated to provide its share of start-up and auxiliary power and energy in proportion to its Participation Share in San Juan Unit 4 as provided in Section 17 of the Participation Agreement. Any supplementary arrangements which may be required to facilitate Anaheim's supply of start-up and auxiliary power and energy shall be made in accordance with procedures established by the Operating Representatives, as that term is defined in Section 7 of the Interconnection Agreement.


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10.0     CAPITAL BETTERMENTS, ADDITIONS AND REPLACEMENTS

         10.1     Section 15 of the PPA is hereby deleted in its entirety.

11.0     DEFAULTS

         11.1 Section 19.5 and Section 19.6 of the PPA are hereby deleted in their entirety.

12.0     DISPUTES; ARBITRATION

         12.1 Section 20 of the PPA is hereby amended to read in its entirety as follows:

               20.1 In the event that a dispute between the Parties should arise under this Agreement, such dispute shall be first submitted to the PNM and Anaheim members on the Engineering and Operating Committee for resolution. In the event these members are unable to resolve such dispute within thirty (30) days after submission, the dispute shall be referred in writing to the President or a Vice President designated by PNM and the Public Utilities General Manager of Anaheim, or his or her designee. If such dispute has not been resolved within thirty (30) days after the referral made by either Party (unless such thirty (30) day period is extended by mutual agreement of the Parties), either Party may thereafter call for submission of such dispute to arbitration in the manner set forth in
            Section 37 of the Participation Agreement, which call shall be binding upon the Parties, except that the notices required under
            Section 37.1 of the Participation Agreement shall only be provided to the Parties to this Agreement unless the dispute between the Parties to this Agreement affects the interests of other parties to the Participation Agreement.

13.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF SAN JUAN UNIT 4

         13.1     Section 22 of the PPA is hereby deleted in its entirety.

14.0     NOTICES

         14.1 Section 31.1.2 of the PPA is hereby revised to read in its entirety as follows:

                           City of Anaheim, California
                                 c/o City Clerk
                           200 South Anaheim Boulevard
                                Anaheim, CA 92805

                                 with a copy to:


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                        Public Utilities General Manager
                           201 South Anaheim Boulevard
                                   Suite 1101
                                Anaheim, CA 92805

15.0     ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION

         15.1 Section 29.2 of the PPA is hereby amended to read in its entirety as follows:

               29.2 Except as provided in Section 10 of the Participation Agreement, and subject to any rights of first refusal of M-S-R or others existing on the Effective Date with respect to any ownership interest of PNM in Unit 4, should either Party desire after the Closing to Assign any portion of or all of its respective ownership interest in Unit 4 (the "Transfer Interest") to any person, company, corporation or government agency (the "Outside Party"), the remaining Party shall have the right of first refusal to purchase the Transfer Interest in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

16.0     CONTINUATION IN EFFECT

         16.1 Except as herein modified, all provisions of the PPA are unchanged and continue in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date set forth above.


                                   PUBLIC SERVICE COMPANY OF NEW MEXICO

                                   By:       /s/ Patrick J. Goodman
                                       --------------------------------------
                                             Patrick J. Goodman
                                             Vice President, Power Production



                                   THE CITY OF ANAHEIM, CALIFORNIA

                                   By:
                                       --------------------------------------
                                           Public Utilities General Manager

73145

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